UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2011

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (which we may refer to as “we”, “us”, “our” or the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) On February 2, 2011 and February 10, 2011, the Compensation Committee of the Board (the “Compensation Committee”) took the following actions with respect to 2010 performance awards, 2011 base salary changes and 2011 performance award targets for the executive officers, all of which were effective February 10, 2011.

2010 Performance Awards:

The Compensation Committee approved the amount of incentive compensation payable to each of the Company’s executive officers for 2010 performance under the Company’s Executive Incentive Plan (the “EIP”). The EIP is a discretionary bonus plan that sets forth maximum awards for the CEO and other executive officers. As in the past, in 2010 the Compensation Committee based actual awards on achievement of the Company’s financial performance and its assessment of performance against individual operational objectives that were established pursuant to our Executive Bonus Plan, as amended (“EBP”).

The amounts determined by the Compensation Committee for the Chief Executive Officer, Chief Financial Officer and the other executive officers whose compensation was described in the Company’s 2010 Proxy Statement are set forth below:

Name	2010 Bonus
Brett White Chief Executive Officer	$3,230,000
Robert E. Sulentic President	$1,900,000
Gil Borok Chief Financial Officer	$570,000
Calvin W. Frese, Jr. Group President—Global Services	$1,710,000
Robert Blain President—Asia Pacific	$856,134
Michael J. Strong President—EMEA	$1,026,565

Mr. Strong will receive an additional bonus as a result of his participation in the Company’s U.K. business profit share pool generally available to other executives in the U.K. business. The Company intends to provide additional information regarding the compensation awarded to its executive officers for the year ended December 31, 2010 in the proxy statement for the Company’s 2011 annual meeting to be filed on or around March 30, 2011.

2011 Performance Award Targets:

The Compensation Committee approved performance award target amounts for each of the Company executive officers for 2011. The target amounts for the Chief Executive Officer, Chief Financial Officer and the other executive officers whose compensation was described in the Company’s 2010 Proxy Statement are set forth below:

Name	2011 Bonus Target
Brett White Chief Executive Officer	$1,700,000
Robert E. Sulentic President	$1,000,000
Gil Borok Chief Financial Officer	$400,000
Calvin W. Frese, Jr. Group President—Global Services	$900,000
Robert Blain President—Asia Pacific	$520,000
Michael J. Strong* President—EMEA	$640,000

*	In addition, Mr. Strong is eligible to participate in the Company’s U.K. profit share pool, as described above.

2011 Annual Base Salary:

The Compensation Committee did not modify base salaries for the executive officers whose compensation was described in the Company’s 2010 Proxy Statement, other than an increase of $50,000 for the Company’s Chief Financial Officer, Gil Borok. The revised salary for Mr. Borok was based on a compensation study conducted by the Compensation Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc.

The Company intends to provide additional information regarding the compensation awarded to its executive officers for the year ended December 31, 2010 in the proxy statement for the Company’s 2011 annual meeting to be filed on or around March 30, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2011	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Chief Financial Officer